Exhibit 10.2

Basin Water, Inc.

2001 Stock Option Plan

As Amended and Restated

August 24, 2005

1. Establishment, Purpose and Term of Plan.

1.1 Establishment. The Basin Water Technology Group, Inc. 2001 Stock Option Plan (the “Plan”) established effective as of August 27, 2001, (the “Effective Date”) is hereby amended and restated in its entirety as of August 24, 2005 and shall hereafter be known as the Basin Water, Inc. 2001 Stock Option Plan.

1.2 Purpose. The purpose of the Plan is to advance the interests of Basin Water, Inc., a California corporation (hereinafter referred to as the “Company”) by providing an incentive to attract, retain and reward officers, directors, key employees and other persons performing significant services to the Company and by motivating such persons to remain in the employ of the Company and contribute to the growth and profitability of the Company.

The Plan authorizes a grant of: (a) Nonstatutory Stock Options (hereinafter known as “Nonstatutory Options”) for officers (including officers who are members of the Board of Directors), other key Employees, non-Employee Directors, and non-Employee Consultants (including non-Employee Consultants who are members of the Board of Directors) of the Company, or any subsidiary of the Company; and (b) Incentive Stock Options (hereinafter known as “Incentive Options”) as defined by Section 422A of the Code, to all officers (including officers who are members of the Board of Directors) and other key Employees of the Company and any subsidiary of the Company. The Nonstatutory Options and the Incentive Options sometimes collectively hereinafter are referred to as the “Options.”

1.3 Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed. However, all Options shall be granted, if at all, within ten (10) years from the Effective Date. Notwithstanding the foregoing, if the maximum number of shares of Stock issuable pursuant to the Plan as provided in Section 4.1 has been amended at any time, all Options shall be granted, if at all, no later than the last day preceding the tenth (10th) anniversary of the earlier of: (a) the latest date on which any amendment of the maximum number of shares of Stock issuable under the Plan was approved by the shareholders of the Company; or (b) the date such amendment was adopted by the Board.

2. Definitions and Construction.

2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

2.1.1 “Board” means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).

2.1.2 “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

2.1.3 “Committee” means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including but not limited to, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

2.1.4 “Consultant” means any person, including an advisor, engaged by a Company to render services other than as an Employee or a Director.

2.1.5 “Director” means a member of the Board.

2.1.6 “Employee” means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of the Company; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for this purpose.

2.1.7 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.1.8 “Fair Market Value” means, as of any date, the value of a share of stock or other property as determined by the Board, in its sole discretion, or by the Company, in its sole discretion, if such determination is expressly allocated to the Company herein.

2.1.9 “Insider” means an officer or a Director of the Company or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

2.1.10 “Option” means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan. Except for Nonstatutory Options, each Option is intended (as set forth in the Option Agreement) to qualify as an “Incentive Stock Option” within the meaning of Section 422 (b) of the Code.

2.1.11 “Optionees” means a person who has been granted one or more Options.

2.1.12 “Option Agreement” means, as the context requires, either that certain Incentive Stock Option Purchase Agreement or that certain Non-Statutory Stock Option Purchase Agreement, or both, copies of which are attached hereto, designated Exhibit “A” and incorporated herein by reference, setting forth the terms, conditions and restrictions of the Option granted to the Optionee.

2.1.13 “Rule 16b-3” means Rule 16b-3 as promulgated under the Exchange Act, as amended from time to time, or any successor rule or regulation.

2.1.14 “Stock” means the common stock, without par value, of the Company, as adjusted from time to time in accordance with Section 4.2.

2.1.15 “Subsidiary” means the definition set forth in Section 424(f) of the Code.

2.1.16 “Ten Percent Owner Optionee” means an Optionee who, at the time an Option is granted to the Optionee, owns Stock possessing more than ten percent (10%) of the total combined voting power of all classes of Stock of the Company within the meaning of Section 422(b)(6) of the Code.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural, and the plural shall include the singular. Use of the term “or” is intended to include the conjunctive as well as the disjunctive.

3. Administration.

3.1 Administration by the Board. The Plan shall be administered by the Board, including any duly appointed Committee of the Board. All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.2 Powers of the Board. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have full and final power and authority, in its sole discretion: (a) to determine the persons to whom, and the time or times at which, Options shall be granted and the number of shares of Stock to be subject to each Option; (b) to determine the Fair Market Value of shares of Stock or other property; (c) to determine the terms and conditions of each Option (which need not be identical), including but not limited to, the exercise price of the Option, the method of payment for shares purchased upon exercise of the Option, the timing and terms of the exercisability or vesting of the Option, the time of the expiration of the Option, and all other terms and conditions of the Option not inconsistent with the terms of the Plan; (d) to approve one or more forms of Option Agreement; (e) to amend, modify, extend, or renew, or grant a new Option in substitution for, any Option or to waive any restrictions or conditions applicable to any Option or any shares acquired upon the exercise thereof; (f) to amend the exercisability or vesting of any Option or any shares acquired upon the exercise thereof, including with respect to the period following an Optionee’s termination of employment or service with the Company; (g) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan; and (h) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option Agreement and to make all other determinations and take such other actions with respect to the Plan or any Option as the Board may deem advisable to the extent consistent with the Plan and applicable law.

3.3 Disinterested Administration. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered by the Board in compliance with the “disinterested administration” requirements of Rule 16b-3.

4. Shares Subject to Plan.

4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be Two Million, One Hundred Thousand (2,100,000) and shall consist of authorized but unissued shares of Stock. If any outstanding Option for any reason expires or is terminated or canceled or shares of Stock acquired, subject to repurchase, upon the exercise of an Option are repurchased by the Company, the shares of Stock allocable to the unexercised portion of such Option, or such repurchased shares of Stock, shall again be available for issuance under the Plan.

4.2 Adjustments for Changes in Capital Structure. In the event of any Stock dividend, Stock split, reverse Stock split, recapitalization, reorganization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Options and in the exercise price of any outstanding Options. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the Stock subject to the Option. The determination of the Board shall be conclusive. The Board shall give prompt notice to each Optionee of any adjustments pursuant to this Section.

5. Eligibility and Option Limitations.

5.1 Persons Eligible for Options. Incentive Options may be granted to Employees and Employee-Directors of the Company. Nonstatutory Options may be granted to non-Employees of the Company, such as Consultants and non-Employee Directors. Eligible persons may be granted more than one (1) Option.

5.2 Directors Serving on Committee. At any time that any class of equity securities of the Company is registered pursuant to Section 12 of the Exchange Act, no member of a Committee established to administer the Plan in compliance with the “disinterested administration” requirements of Rule 16b-3, while a member, shall be eligible to be granted an Option.

5.3 Fair Market Value Limitation. Subject to the overall limitations of Section 4.1 hereof (relating to the aggregate shares subject to the Plan), the aggregate Fair Market Value

(determined at the time the Option is granted) of Stock with respect to which Incentive Stock Options are exercisable by an Optionee for the first time during any calendar year (under all Stock Option plans of the Company, including the Plan) shall not exceed One Hundred Thousand Dollars ($100,000).

6. Terms and Conditions of Options. Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the terms and conditions otherwise set forth in this Section 6.

6.1 Exercise Price. The exercise price for each Option shall be established in the sole discretion of the Board; provided, however, that: (a) the exercise price per share for an Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option; and (b) no Option granted to a Ten Percent Owner Optionee shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another Option in a manner qualifying under the provisions of Section 424(a) of the Code.

6.2 Exercise Period. Options shall be exercisable at such time or times and subject to such terms, conditions, performance criteria, and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that: (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option; and (b) no Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option.

6.3 Payment of Exercise Price.

6.3.1 Forms of Payment Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made: (a) in cash, by check, or cash equivalent; (b) by tender to the Company of shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such Stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the exercise price; (c) subject to Section 6.3.3 below, by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Same-Day Sale”); (d) subject to Section 6.3.4 below, by the Optionee’s promissory note in a form approved by the Company; (e) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law; or (f) by any combination thereof. The Board may at any time or from time to time, by adoption of or by amendment to the standard forms of Option Agreement described in Section 7, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

6.3.2 Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s Stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

6.3.3 Same-Day Sale. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Same-Day Sale.

6.3.4 Payment by Promissory Note. No promissory note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be due and payable not more than ten (10) years after the Option is exercised, and interest shall be payable at least annually and at a rate at least equal to the minimum interest rate necessary to avoid imputed interest pursuant to all applicable sections of the Code. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired upon the exercise of the Option or with other collateral acceptable to the Company. Unless otherwise provided by the Board, in the event the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company’s securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

6.4 Vesting. Under this Plan Options shall be vested at a rate which is at least equal to twenty percent (20%) per year for a maximum period of five (5) years. The Board in its discretion may accelerate the schedule as to any Optionee, but such vesting schedule may not exceed twenty percent (20%) per year for five (5) years as aforesaid. The failure to exercise this Option with respect to any shares for which the right accrued during any one-year period shall not result in the termination of the Option with respect to such shares, but rather this Option shall be cumulative and any shares for which the right to exercise has accrued shall be eligible for exercise during the remainder of the Option term. After all shares have become fully vested, the Option shall remain wholly exercisable until and including the day before the tenth anniversary of the date hereof (or the fifth anniversary of the date hereof if Optionee is a Ten Percent Owner Optionee), provided that in the case of an Employee, the Optionee is then and has continuously been in the employ of the Company, a Parent or a Subsidiary; subject, however, to the provisions of Paragraph 5 hereof.

6.5 Repurchase Rights. Shares issued under the Plan may be subject to a right of first refusal, one more repurchase Options, or other conditions and restrictions as determined by the Board in its sole discretion at the time the Option is granted. Notwithstanding the foregoing, if the Company shall have the right to repurchase shares upon termination of employment, the repurchase price shall be determined in accordance with Section 260.140.41(k) of Chapter 3 of

Title 10 of the California Code of Regulations. Subject to Section 12 below, the Company shall have the right to assign at any time any repurchase right it may have, regardless of whether such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Optionee shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

6.6 Tax Withholding. As a condition to exercise of an Option or otherwise, the Company may require an Optionee to pay over to the Company all applicable federal, state and local taxes which the Company is required to withhold with respect to the exercise of an Option granted hereunder. At the discretion of the Board and upon the request of an Optionee, the minimum statutory withholding tax requirements may be satisfied by the withholding of shares of Stock otherwise issuable to the Optionee upon the exercise of an Option.

7. Standard Forms of Option Agreement. Each Option granted under the Plan shall be evidenced by a written agreement designated either as an “Incentive Stock Option” or a “Nonstatutory Stock Option” executed by the Company and the Optionee, which: (a) shall comply with and be subject to the terms and conditions set forth in the form of Incentive Stock Option Agreement and/or Nonstatutory Stock Option Agreement adopted by the Board concurrently with its adoption of the Plan and as amended from time to time; and (b) if an Incentive Stock Option, shall contain such provisions as are necessary for such Option to qualify for treatment as an Incentive Stock Option pursuant to Section 422 of the Code.

8. Merger, Consolidation, or Dissolution of Corporation. Following the merger of one or more corporations into the Company, or any consolidation of the Company and one or more corporations in which the Company is the surviving corporation, the exercise of Options under this Plan shall apply to the shares of the surviving corporation. Upon any merger or consolidation in which the Company is not the surviving corporation, or upon the sale of all or substantially all of the assets or stock of the Company, or upon a change in control of the Company, all Options under this Plan shall immediately vest and become exercisable.

9. Provision of Information. At least annually, copies of the Company’s balance sheet and income statement for the just completed fiscal year shall be made available to each Optionee and purchaser of shares of Stock upon the exercise of an Option. The Company shall not be required to provide such information to persons whose duties in connection with the Company assure them access to equivalent information.

10. Nontransferabilitv of Options. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

11. Termination of Employment or Other Relationship. Upon termination of the Optionee’s employment or other relationship with the Company, his rights to exercise Options then held by him shall be only as follows (in no case do the time periods referred to below extend the term specified in any Option):

11.1 Death or Disability. Upon the death of an Optionee, any Option which he holds may be exercised (to the extent exercisable at his death), unless it otherwise expires, within such period after the date of his death (not to exceed twelve (12) months) as the Board shall prescribe in his Option agreement, by the employee’s representative or by the person entitled hereto under his will or the laws of intestate succession. Upon the disability (within the meaning of Section 22(e)(3) of the Code) of an employee, any Option which he holds may be exercised (to the extent exercisable as of the date of disability), unless it otherwise expires, within such period after the date of his disability (not to exceed twelve (12) months) as the Board shall prescribe in his Option agreement.

11.2 Retirement. Upon the retirement of an officer, Director or Employee or the cessation of services provided by a nonemployee (either pursuant to a retirement plan of the Company, if any, or pursuant to the approval of the Board), an Option may be exercised (to the extent exercisable at the date of such termination or cessation) by him within such period after the date of his retirement or cessation of services (not to exceed three (3) months) as the Board shall prescribe in his Option agreement.

11.3 Other Termination. If an officer, Director or Employee ceases to serve as an officer or Director or leaves the employ of the Company or a nonemployee ceases to provide services to the Company for any reason other than as set forth in Sections 11.2 and 11.3 above, any Option which he holds shall terminate at: (a) the earlier of 30 days after the date (i) his employment terminates, or (ii) he ceases providing services to the Company or the date he receives written notice that his employment or rendering of services is or will be terminated; or (b) such later date as determined by the Board not to exceed the maximum period under Section 11.2 hereof with respect to Incentive Stock Options. The foregoing shall not extend any Option beyond the term specified therein and such Option shall be exercisable only to the extent exercisable at the date of termination of employment or cessation of services.

11.4 Board Discretion. The Board may in its sole discretion accelerate the exercisability of any or all Options upon termination of employment or cessation of services.

12. Transfer of Company’s Rights. If the Company assigns, other than by operation of law, to a third person, any of the Company’s rights to repurchase any shares of Stock acquired upon the exercise of an Option, the assignee shall pay to the Company the value of such right as determined by the Company in the Company’s sole discretion. Such consideration shall be paid in cash. In the event such repurchase right is exercisable at the time of such assignment, the value of such right shall be not less than the Fair Market Value of the shares of Stock which may be repurchased under such right (as determined by the Company) minus the repurchase price of such shares. The requirements of this Section 12 regarding the minimum consideration to be received by the Company shall not inure to the benefit of the Optionee whose shares of Stock are being repurchased. Failure of the Company to comply with the provisions of this Section 12 shall not constitute a defense or otherwise prevent the exercise of the repurchase right by the assignee of such right.

13. Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Company, members of the Board and any officers or employees of the Company to whom authority to act for the Board is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

14. Securities Law Requirements. The Company’s obligation to issue shares of its Stock upon exercise of an Option is expressly conditioned upon the completion by the Company of any registration or other qualification of such shares under any state and/or federal law or rulings and regulations of any government regulatory body or the making of such investment representations or other representations and undertakings by the Optionee (or his legal representative, heir or legatee, as the case may be) in order to comply with the requirements of any exemption from any such registration or other qualification of such shares which the Company in its sole discretion shall deem necessary or advisable. The Company may refuse to permit the sale or other disposition of any shares acquired pursuant to any such representation until it is satisfied that such sale or other disposition would not be in contravention of applicable state or federal securities law.

15. Termination or Amendment of Plan. The Board may terminate or amend the Plan at any time. However, subject to changes in the law or other legal requirements that would permit otherwise, without the approval of the Company’s shareholders: (a) the total number of shares of Stock that may be issued under the Plan shall not be increased (except by operation of the provisions of Section 4.2); (b) the class of persons eligible to receive Incentive Stock Options shall not be expanded; (c) the Option price per share of Stock subject to Incentive Stock Options may not be fixed at less than 100% of the Fair Market Value of a share of Stock on the date the Option, is granted; (d) the maximum period of ten (10) years during which Options may be exercised may not be extended; and (e) the Plan may not be amended in a manner that limits or reduces the amendments which require shareholder approval. In any event, no termination or amendment of the Plan may adversely affect any then-outstanding Option or any unexercised portion thereof, without the consent of the Optionee, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law or government regulation.

16. Termination. Subject to Section 8 hereof, the Plan shall terminate automatically as of the close of business on the day preceding the tenth anniversary date of the earlier of: (a) its adoption by the Board; or (b) its approval by the shareholders. Unless otherwise provided herein, the termination of the Plan shall not affect the validity of any Option agreement outstanding at the date of such termination.

17. Shareholder Approval. The Plan or any increase in the maximum number of shares of Stock issuable thereunder as provided in Section 4.1 (the “Maximum Shares”) shall be approved by the shareholders of the Company within twelve (12) months of the date of adoption thereof by the Board. Options granted prior to shareholder approval of the Plan or in excess of the Maximum Shares previously approved by the shareholders shall become exercisable no earlier than the date of shareholder approval of the Plan or such increase in the Maximum Shares, as the case may be.

18. No Right to Employment. Nothing in this Plan or in any Option granted hereunder shall confer upon any Optionee any right to continue in the employ of the Company or to continue to perform services for the Company or any Parent or Subsidiary, or shall interfere with or restrict in any way the rights of the Company to discharge or terminate any officer, director, employee, independent contractor or consultant at any time for any reason whatsoever, with or without good cause.

IN WITNESS WHEREOF, the undersigned President of the Company certifies that the foregoing amended and restated Plan was duly adopted by the Board on April 27, 2005 and approved by the shareholders on June 28, 2005.

/s/ PETER L. JENSEN
Peter L. Jensen, President

INCENTIVE STOCK OPTION PURCHASE AGREEMENT

THIS INCENTIVE STOCK OPTION AGREEMENT (“Agreement”), dated as of                     , 200  , is entered into by and between Basin Water, Inc., a California corporation (the “Company”), and                      (“Optionee”), with respect to the following facts:

RECITALS

A. Pursuant to the Basin Water, Inc.’s 2001 Stock Option Plan (the “Plan”) and by Action By Directors, dated August 24, 2001, to provide Optionee with an added incentive as an                     , the Board of Directors of the Company (the “Board”) authorized the granting to Optionee of an Incentive Stock option to purchase the number of shares of Common Stock of the Company specified in Paragraph 1 hereof, at the price specified therein, for the term and upon the terms and conditions hereinafter stated. Capitalized terms that are used herein without definition and that are defined in the Plan are used herein as so defined.

B. Optionee desires to accept the grant of an Incentive Stock option for the term and upon the terms and conditions hereinafter stated.

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

OPERATIVE PROVISIONS

1. Number of Shares; Option Price. Pursuant to said action of the Board, the Company hereby grants to Optionee the option (“Option”) to purchase, upon and subject to the terms and conditions of said Plan, all or any part of                      (        ) shares of Common Stock of the Company for cash at the price of                      ($    ) per share.

2. Term. This Option shall expire on the day before the              (        ) anniversary of the date hereof [or the          (        ) anniversary hereof if Optionee is a Ten Percent Owner Optionee] unless such Option shall have been terminated prior to that date in accordance with the provisions of the Plan or this Agreement.

3. Vesting.                      (        ) shares are vested as of the date of this Agreement. Subject to the terms and conditions of the Plan, the remaining                      (        ) shares shall vest as follows: (a)                      (        ) shares shall vest on                     , 200  ; and (b)                      (    ) shares shall vest on                     , 200  . Optionee’s right to purchase shares subject to this Agreement is cumulative; the failure to exercise this Option with respect to any shares for which the right accrued during any one-year period shall not result in the termination of the Option with respect to such shares, but rather this Option shall be cumulative and any shares for which the right to exercise has accrued shall be eligible for exercise during the remainder of the Option term. After              (    ) years, the Option shall remain wholly exercisable until and including the day before the        (    ) anniversary of

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                    , 200   [or the                  (        ) anniversary of the date hereof if Optionee is a Ten Percent Owner Optionee], provided that Optionee is then and has continuously been in the employ of or is then and has continuously provided services to the Company, a Parent or a Subsidiary; subject, however, to the provisions of Paragraph 5 hereof.

4. Exercise. The Option may be exercised by written notice delivered to the Company stating the number of shares with respect to which the Option is being exercised, together with a check made payable to the Company. Not less than ten (10) shares may be purchased at any one time unless the number purchased is the total number purchasable under such Option at the time. Only whole shares may be purchased. Promptly upon receipt of such notice and payment, the Company shall deliver to Optionee the stock certificate(s) representing the shares purchased.

5. Exercise on Termination of Relationship with the Company. If Optionee shall cease to be employed by or provide services to the Company, a Parent or a Subsidiary, Optionee’s right to exercise his Option, if any, shall be governed by Section 11 of the Plan.

6. Nontransferability. This Option may not be assigned or transferred except by will or by the laws of descent and distribution, and may be exercised only by Optionee during his lifetime or after his death, by his personal representative or by the person entitled thereto under his will or the laws of intestate succession, all in accordance with the terms conditions more particularly set forth in the Plan.

7. Optionee Not a Shareholder. Optionee shall have no rights as a shareholder with respect to the Common Stock of the Company covered by the Option until the date of issuance of a stock certificate or stock certificates to Optionee upon exercise of the Option. No adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued, except as provided in Section 4 of the Plan.

8. Modification and Termination. The rights of Optionee are subject to modification and termination in certain events as more particularly provided in the Plan.

9. Plan Governs. This Agreement and the Option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of that Plan, as it may be amended from time to time and construed by the Board.

10. Notices. All notices to the Company shall be addressed to the President of the Company,                     , at                                                  , and all notices to Optionee shall be addressed to Optionee at the address of Optionee on file with the Company, or to such other address as either may designate to the other in writing. A notice shall be deemed to be duly given if and when enclosed in a properly addressed sealed envelope deposited, postage prepaid, with the United States Postal Service. In lieu of giving notice by mail as aforesaid, written notices under this Agreement may be given by personal delivery to Optionee or to the chairman of the Board of Directors of the Company (as the case may be).

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11. Sale or Other Disposition. If Optionee at any time contemplates the disposition (whether by sale, gift, exchange, or other form or transfer) of any shares acquired by exercise of this Option, he or she will first notify the Company in writing of such proposed disposition and cooperate with the Company in complying with all applicable requirements of law, which, in the judgment of the Company, must be satisfied prior to such disposition.

12. Miscellaneous. This Agreement is entered into and delivered in the State of California and shall be construed and enforced under the laws thereof, without giving effect to any choice-of-law or conflicts-of-law rules or principles that would result in the application of any other law. The provisions hereof shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

“Company”

Basin Water, Inc., a California corporation

By:
Keith R. Solar, Director

“Optionee”

Name:

Address

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